Exhibit 10.55

Fourth Amendment to Distribution Agreement

(TYVASO®)

THIS FOURTH AMENDMENT TO DISTRIBUTION AGREEMENT (this “Third Amendment”) is made and effective November 1, 2016 (the “Fourth Amendment Effective Date”) by and among, United Therapeutics Corporation, a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland (“UT”), Accredo Health Group, Inc., a Delaware corporation having offices at 6272 Lee Vista Boulevard, Orlando FL, 32822 (“Accredo”), and Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation with offices at 255 Technology Park, Lake Mary, Florida, 32746 (“SD”). SP, SD and Accredo are collectively referred to herein as the “Distributor”.

WHEREAS, UT and Accredo entered into a Distribution Agreement on August 17, 2009 (as amended from time to time, the “Agreement”) relating to the distribution of Tyvaso® (treprostinil) Inhalation Solution; and

WHEREAS, the parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.              CuraScript, Inc. is no longer providing services under the Agreement and is, therefore, being removed as a party.

2.              AMENDMENT.  The Agreement is hereby amended by deleting Attachment C in its entirety, and amending Section 1.1(r) to read as follows:

“(r)                              “PAP Patient” shall mean any Included Patient who is enrolled in the Patient Assistance Program as established by UT from time to time and operating in accordance with guidelines developed by UT.  UT shall provide DISTRIBUTOR with the eligibility criteria for this program, which UT may update from time to time in its discretion, upon written notice to DISTRIBUTOR.”

3.              COUNTERPARTS. This Amendment may be executed in any number of counterparts and via facsimile, email or other electronic form of transmission, and each of such counterparts shall for all purposes be deemed original, and all such counterparts shall together constitute one and the same instrument.

4.              EFFECT OF AMENDMENT.  Except as specifically amended hereby or by any previous amendments duly executed in accordance with the Agreement, all other terms and conditions of the Agreement remain in full force and effect. To the extent that any of the terms in the underlying agreement are inconsistent with the terms of this Amendment, the terms of this Amendment shall control.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their duly authorized representatives.

	UNITED THERAPEUTICS	ACCREDO HEALTH GROUP, INC.
CORPORATION

	/s/ Kevin T. Gray	/s/ Bill Martin

	Name: Kevin Gray	Name: Bill Martin

Title:	Senior Vice President, Strategic	Title: VP
Operations

	Date: 1/3/2017	Date: 12/28/16

PRIORITY HEALTHCARE DISTRIBUTION, INC.

Name: /s/ Gayle C. Johnston

Title: President

Date: 12/28/16